                                                                    EXHIBIT 25.2

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          180 East Fifth Street
           St. Paul, Minnesota                                      55101
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                                  Paula Oswald
                         U.S. Bank National Association
                        550 South Hope Street, 5th Floor
                              Los Angeles, CA 90071
                                 (213) 533-8418
            (Name, address and telephone number of agent for service)

                             GEN-PROBE INCORPORATED
                     (Issuer with respect to the Securities)

                        DE                                     33-0044608
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or            (I.R.S. Employer
                organization)                              Identification No.)

10210 Genetic Center Drive, San Diego, CA                          92121-4362
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                          SUBORDINATED DEBT SECURITIES
                       (Title of the Indenture Securities)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

        a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

        b) Whether it is authorized to exercise corporate trust powers. Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None

         In answering this item, the trustee has relied, in part, upon information furnished by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information. The trustee has also examined its own books and records for the purpose of answering this item.

ITEMS 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

        1.    A copy of the Articles of Association of the Trustee.*

        2. A copy of the certificate of authority of the Trustee to commence business.*

        3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

        4.    A copy of the existing bylaws of the Trustee.*

        5.    A copy of each Indenture referred to in Item 4. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

        7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     *        Incorporated by reference to Registration Number 333-67188.

              A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as an Exhibit with corresponding exhibit number to the Form T-1 of Structured Obligations Corporation, filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended (the "Act"), on November 16, 2001 (Registration No. 333-67188), and is incorporated herein by reference.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California on the 26th day of August, 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:          /s Paula Oswald
                                               ---------------------------------
                                                       Paula Oswald
                                                       Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  August 26, 2003

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:        /s Paula Oswald
                                               ---------------------------------
                                                     Paula Oswald
                                                     Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003

                                    ($000'S)

                                                 6/30/2003
                                               -------------
ASSETS
   Cash and Due From Depository Institutions   $  11,987,100
   Federal Reserve Stock                                   0
   Securities                                     35,336,411
   Federal Funds                                   4,955,134
   Loans & Lease Financing Receivables           118,648,100
   Fixed Assets                                    1,864,465
   Intangible Assets                               9,999,520
   Other Assets                                    8,735,830
                                               -------------
      TOTAL ASSETS                             $ 191,526,560

LIABILITIES
   Deposits                                    $ 132,461,590
   Fed Funds                                       5,061,915
   Treasury Demand Notes                                   0
   Trading Liabilities                               303,140
   Other Borrowed Money                           20,320,775
   Acceptances                                       150,586
   Subordinated Notes and Debentures               6,326,523
   Other Liabilities                               5,864,946
                                               -------------
   TOTAL LIABILITIES                           $ 170,489,475

EQUITY
   Minority Interest in Subsidiaries           $     999,216
   Common and Preferred Stock                         18,200
   Surplus                                        11,015,123
   Undivided Profits                               9,004,546
                                               -------------
      TOTAL EQUITY CAPITAL                     $  21,037,085

TOTAL LIABILITIES AND EQUITY CAPITAL           $ 191,526,560

-----------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:     /s Paula Oswald
    -----------------------------------
            Vice President

Date: August 26, 2003